UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

A. H. Belo Corporation (the “Company”) is filing this Amendment No. 1 (this “Form 8-K/A”) to its Current Report on Form 8-K (the “Original Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2020, to provide, as an exhibit, a letter from its registered independent public accounting firm, Grant Thornton LLP, as required by the SEC’s March 4, 2020 Order (Release 34-88318) as modified on March 25, 2020 (Release 34-88465) (the “Order”).

Except as specifically noted above, this Form 8-K/A does not modify or update disclosures in the Original Form 8-K.  Accordingly, this Form 8-K/A does not reflect events occurring after the filing of the Original Form 8-K or modify or update any related or other disclosures.  This Form 8-K/A should be read in conjunction with the Original Form 8-K, which continues to speak as of the date of the Original Form 8-K.

Item 7.01.    Regulation FD Disclosure.

A copy of a letter from the Company’s registered independent public accounting firm, Grant Thornton LLP, as required by the Order, is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1  Letter dated March 31, 2020 issued by Grant Thornton LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2020	A. H. BELO CORPORATION

	By:	/s/ Katy Murray
Katy Murray
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1  Letter dated March 31, 2020 issued by Grant Thornton LLP